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                                                                                                                       Exhibit 99.11
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                                             Class 3-A Available Funds Rate Schedule (1)
                                             -------------------------------------------

   -----------------------------------------------------               -----------------------------------------------------------
                      Available              Available                                       Available                Available
                      Funds Rate             Funds Rate                                     Funds Rate               Funds Rate
    Period               (%)                    (%)                    Period                   (%)                      (%)
    ------               ---                    ---                    ------                   ---                      ---
                         (2)                   (3)                                              (2)                     (3)
       1                6.546                 7.500                      46                    7.242                   12.000
       2                6.327                 7.500                      47                    6.769                   12.000
       3                6.122                 7.500                      48                    6.987                   12.000
       4                6.122                 7.500                      49                    6.738                   12.000
       5                6.325                 7.500                      50                    6.957                   12.000
       6                6.120                 7.500                      51                    6.726                   12.000
       7                6.323                 8.500                      52                    6.721                   12.000
       8                6.119                 8.500                      53                    6.939                   12.000
       9                6.118                 8.500                      54                    6.709                   12.000
      10                6.773                 8.500                      55                    6.927                   12.000
      11                6.117                 8.500                      56                    6.698                   12.000
      12                6.319                 8.500                      57                    6.692                   12.000
      13                6.104                 8.500                      58                    7.402                   12.000
      14                6.306                 8.500                      59                    6.680                   12.000
      15                6.102                 8.500                      60                    6.897                   12.000
      16                6.102                 8.500                      61                    6.668                   12.000
      17                6.305                 8.500                      62                    6.884                   12.000
      18                6.101                 8.500                      63                    6.656                   12.000
      19                6.310                 9.250                      64                    6.650                   12.000
      20                6.107                 9.250                      65                    6.866                   12.000
      21                6.128                 9.250                      66                    6.638                   12.000
      22                6.848                 9.250                      67                    6.853                   12.000
      23                6.264                 9.250                      68                    6.626                   12.000
      24                6.476                 9.250                      69                    6.620                   12.000
      25                6.254                 9.250                      70                    7.322                   12.000
      26                6.461                 9.250                      71                    6.607                   12.000
      27                6.248                 9.250                      72                    6.821                   12.000
      28                6.239                 9.250                      73                    6.595                   12.000
      29                6.436                 9.250                      74                    6.808                   12.000
      30                6.221                 9.250                      75                    6.582                   12.000
      31                6.422                 12.000                     76                    6.576                   12.000
      32                6.224                 12.000                   ------------------------------------------------------------
      33                6.259                 12.000
      34                6.929                 12.000
      35                6.449                 12.000
      36                7.068                 12.000
      37                6.821                 12.000
      38                7.043                 12.000
      39                6.811                 12.000
      40                6.806                 12.000
      41                7.027                 12.000
      42                6.795                 12.000
      43                7.017                 12.000
      44                6.785                 12.000
      45                6.780                 12.000
   -----------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.10%, 6-Month LIBOR stays at 1.52%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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